EXHIBIT 1.02


                         THE TRAVELERS INC.

                  Warrants to Purchase Common Stock

                      UNDERWRITING AGREEMENT
                      ----------------------


                                           _____________ __, 1994


SMITH BARNEY SHEARSON INC.
LEHMAN BROTHERS INC.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Dear Sirs:

     American Express Company, a New York corporation and a stockholder (the "Selling Stockholder") of The Travelers Inc., a Delaware corporation (the "Company"), proposes to sell to the several Underwriters (the "Underwriters") named in Schedule 1 hereto warrants (the "Warrants") for the purchase of an aggregate of 3,749,466 shares of Common Stock. The Warrants will be subject to the provisions of a Warrant Agreement (the "Warrant Agreement") to be dated as of March 1, 1994, between the Company and The First National Bank of Boston, as warrant agent (the "Warrant Agent"). The shares of Common Stock issuable upon the exercise of the Warrants are hereinafter called the "Warrant Stock." This is to confirm the agreement concerning the purchase by the Underwriters of the Warrants and the other matters contained herein.

     1.    Representations,  Warranties  and  Agreements  of  the
Company.   The Company represents,  warrants and agrees,  for the
benefit of the Underwriters and the Selling Stockholder, that:

     (a) A registration statement on Form S-3 (File No. 33-52281), and each amendment thereto, with respect to the Warrants have been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and have been filed with the Commission under the Act, and such registration statement, as so amended, has become effective under the Act. Copies of such registration statement and each amendment thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Act and any prospectus supplement filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the prospectus supplement to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 7(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations (the "Prospectus Supplement"); and "Prospectus" means such final prospectus as first filed with the
     Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements thereto will, when they become effective or, in the case of further amendments or supplements to the Prospectus as of the date thereof, as the case may be, conform, in all material respects to the requirements of the Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the date thereof (as to the Prospectus and any amendment or supplement thereto), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus or any amendments or supplements thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder or through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

     (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus at any time during the period after the Effective Date when the Underwriters are required to deliver a Prospectus in connection with the offering and sale of the Warrants, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company has all necessary corporate power and authority to exchange for the Warrants the warrant dated July 31, 1993 to purchase 3,749,466 shares of Common Stock held by the Selling Stockholder (the "Selling Stockholder Warrant") and to execute and deliver the Warrants, this Agreement and the Warrant Agreement and perform its obligations hereunder and thereunder; all corporate action required to be taken by the Company for the due and proper authorization, and reservation for the issuance of Warrant Stock upon exercise of the Warrants has been duly and validly taken; and this Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

     (e) Neither the Company nor any of its Significant Subsidiaries (as defined in Section 1(i) below) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company or the Company and its significant subsidiaries taken as a whole; the execution, delivery and performance of this Agreement and the Warrant Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument to which the Company or any of its Significant Subsidiaries is a party, or by which the Company or any of its Significant Subsidiaries is bound or result in a violation of the corporate charter or by-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property, the effect of which conflict, lien, default or violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company or the Company and its subsidiaries taken as a whole; and except as required by the

     Act, the Exchange Act, applicable state securities laws and the New York Stock Exchange, and such consents, approvals, authorizations or filings as have been obtained or made under all applicable insurance laws and regulations, no other consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Warrant Agreement.

     (f)  Except  as   described  in   or  contemplated   by  the
     Registration Statement and the Prospectus, there has not been any material adverse change in, or any development which materially and adversely affects, the business, properties, financial condition or results of operations of the Company or of the Company and its subsidiaries taken as a whole, from the dates as of which information is given in the Registration Statement and the Prospectus.

     (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus.

     (h) The Warrants have been duly and validly authorized and issued by the Company and constitute validly issued and outstanding warrants of the Company entitling the holders thereof to purchase shares of the Common Stock upon the terms and in the manner set forth therein and in the Warrant Agreement; the Warrant Stock has been validly reserved for issuance upon exercise of the Warrants and payment of the exercise price therefor, and when certificates for such shares of Warrant Stock are issued and delivered by the Company to the Warrant Agent upon exercise of Warrants, the Warrant Stock will be validly authorized, issued and outstanding, fully paid and nonassessable and the Warrant Stock and the Warrants conform to the descriptions thereof contained in the Prospectus.

     (i) The Company and each of its Significant Subsidiaries have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than any such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and none of the subsidiaries of the Company other than the subsidiaries listed on Schedule 3 hereto (collectively, the "Significant Subsidiaries") is a "significant subsidiary" (as defined in Section 15).

     (j) Except as disclosed in the Registration Statement or the Prospectus, there are no litigation or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, business or results of operations of the Company and its subsidiaries.

     (k) The consolidated financial statements of the Company, including the related notes and supporting schedules, incorporated by reference in the Registration Statement, in any Preliminary Prospectus or the Prospectus present fairly in all material respects the consolidated financial condition and results of operations of the Company at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as disclosed therein). The pro forma financial information incorporated by reference in the Registration Statement and in any Preliminary Prospectus or the Prospectus has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and the assumptions used in the preparation thereof were, at the time such pro forma financial information was filed with the Commission, in the Company's opinion, reasonable.

     (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration
     Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations, or that are required to be summarized in the Prospectus that are not so summarized.

     (m) Except for rights pursuant to the Registration Rights Agreement (as defined in Section 7(d)) and except for rights under any contract, agreement or understanding which have been waived prior to the date hereof, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     (n) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

     (o) The Company has not taken, and will not take, directly or indirectly, any action, other than any stabilization activity in connection with the offering of the Warrants that may be conducted by Smith Barney Shearson Inc., which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security to facilitate the sale or resale of the Warrants.

     2.    Representations,  Warranties  and  Agreements  of  the
Selling  Stockholder.     The  Selling   Stockholder  represents,
warrants and agrees that:

     (a) The Selling Stockholder has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its organization; the Selling Stockholder has full right, power and authority necessary to execute and deliver this Agreement and perform its obligations under this Agreement; this Agreement has been duly authorized and executed and delivered by or on behalf of the Selling Stockholder; the execution, delivery and performance of this Agreement by the Selling Stockholder will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder the effect of which conflict, lien, default or violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Selling Stockholder; and, except for the registration of the Warrants and the Warrant Stock under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the New York Stock Exchange and under applicable insurance laws and regulations in connection with the purchase of the Warrants and distribution of the Warrants by the Underwriters, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required to be made, obtained or filed by the Selling Stockholder for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

     (b) On the Delivery Date, the Selling Stockholder will have good and valid title to the Warrants, free and clear of any and all liens, encumbrances, equities or claims, with full right and authority to sell and deliver the Warrants against payment as contemplated herein; upon the delivery of and payment for the Warrants as contemplated herein, the Underwriters will receive good title to the Warrants purchased by them, respectively, from the Selling Stockholder, free and clear of any and all liens, encumbrances, equities or claims.

     (c) The Selling Stockholder has not taken, and will not take, directly or indirectly, any action other than any stabilization activity in connection with the offering of Warrants that may be conducted by Lehman Brothers Inc. which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Warrants.

     (d) The information pertaining to the Selling Stockholder under the caption "Selling Stockholder" in the Prospectus is complete and accurate in all material respects.

     3. Purchase of the Securities by the Underwriters. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Selling Stockholder agrees to sell the Warrants to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Warrants set opposite that Underwriter's name in Schedule 1 hereto. The price to be paid by the Underwriters to the Selling Stockholder for the Warrants shall be $____ per Warrant.

     The Selling Stockholder shall not be obligated to deliver any of the Warrants to be delivered on the Delivery Date (as defined below) except upon payment for all the Warrants to be purchased on such date as hereinafter provided.

     4. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Warrants which the defaulting Underwriter agreed but failed to purchase on such date in the respective proportions which the number of Warrants set forth opposite the name of each remaining non-defaulting Underwriter in
Schedule 1 hereto bears to the total number of Warrants set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Warrants on the Delivery Date if the total number of Warrants which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Warrants to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Warrants which it agreed to purchase on the Delivery Date pursuant to the terms of Section
3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Warrants to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Warrants which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 7(l) and 11 hereof.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Selling Stockholder for damages caused by its default. If other underwriters are obligated or agree to purchase the Warrants of a defaulting or withdrawing Underwriter, the Representatives, the Selling Stockholder or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholder or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     5. Delivery of and Payment for the Securities. Delivery of and payment for the Warrants shall be made at the office of Lehman Brothers Inc., 3 World Financial Center, New York, New York, at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement among the Representatives, the Company and the Selling Stockholder. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Selling Stockholder shall deliver the Selling Stockholder Warrant to the Company and the Company shall issue to the Selling Stockholder certificates representing the Warrants, registered in the name of the Selling Stockholder. On the Delivery Date, the Selling Stockholder shall deliver or cause to be delivered such certificates representing the Warrants, registered in the name of the Selling Stockholder and endorsed in blank by the Selling Stockholder to the
Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholder of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Warrants shall be registered by the Company or its agent in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Warrants, the Company shall make the certificates available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

     6. Independent Underwriter. (a) The Company hereby confirms its engagement of the services of Lehman Brothers Inc. (the "Independent Underwriter") as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(l) of Schedule E of the By-laws of the National Association of Securities Dealers, Inc. ("Schedule E") with respect to the offering and sale of the Warrants.

     (b)  The  independent  Underwriter  hereby   represents  and
     warrants to,  and  agrees with,  the Company  and the  other
     Underwriters that with respect to the offering and sale of the Warrants as described in the Prospectus:

          (i)  The   Independent   Underwriter    constitutes   a
          "qualified independent underwriter" within the meaning of Section 2(l) of Schedule E;

         (ii) The Independent Underwriter has participated in the preparation of the Registration Statement and the Prospectus and has exercised the usual standards of "due diligence" with respect thereto;

        (iii)  The  Independent  Underwriter  has  undertaken the
          legal   responsibilities   and    liabilities   of   an
          underwriter under the Act, including those inherent  in
          Section 11 thereof;

         (iv) Based upon, among other factors, the information set forth in the Prospectus and its review of such other documents and the taking of such other actions as the Independent Underwriter, in its sole discretion, has deemed necessary or appropriate for the purposes of delivering its recommendation hereunder, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that the public offering price for the Warrants not exceed the amount set forth in Schedule 2 hereto, which price should in no way be considered or relied upon as an indication of the value of Warrants; and

          (v) The Independent Underwriter will furnish to the other Underwriters on the date hereof a letter, dated the date hereof, substantially to the effect of clauses
          (i) through (iv) above.

          (c) The Company, the Independent Underwriter and the other Underwriters agree to comply in all material respects with all of the requirements of Schedule E applicable to them in connection with the offering and sale of the Warrants. The Company agrees to cooperate with the

     Underwriter,  including  the   Independent  Underwriter,  to
     enable the Underwriters to comply with Schedule E and the Independent Underwriter to perform the services contemplated by this Agreement.

          (d) The Independent Underwriter hereby consents to the references to it as set forth under the captions "Plan of Distribution" and "Underwriting" in the Prospectus.

     7. Further Agreements of the Company. The Company agrees, for the benefit of the Underwriters and the Selling Stockholder:

     (a) To prepare the Prospectus Supplement in a form approved by the Representatives and the Selling Stockholder and, if required by applicable law, to file such Prospectus Supplement pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except in accordance herewith; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus by the Underwriters is required in connection with the offering or sale of the Warrants contemplated hereby; and to maintain the effectiveness of the Registration Statement with the Commission until such time as all shares of Warrant Stock issuable upon the exercise of the Warrants shall have been issued;

     (b) To furnish promptly to the Representatives and to the Selling Stockholder a signed copy of the Registration
     Statement as originally filed, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

     (c) To deliver promptly to the Representatives and to the Selling Stockholder such number of the following documents as the Representatives and the Selling Stockholder shall reasonably request: (i) conformed copies of the
     Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement); (ii) each Preliminary Prospectus, the Prospectus Supplement and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, for so long as the Underwriters are required to deliver a prospectus in connection with the offering or sale of the Warrants contemplated hereby, if during such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document which, upon filing, will become incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act (other than filings by the Company of its Annual and Quarterly reports on Forms 10-K and 10-Q, respectively), to notify the Representatives and upon their request promptly (or, if in effect, upon completion of any

     Information Blackout Period (as hereinafter defined)) to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or
     omission  or   effect  such   compliance,  if  required   by
     applicable law;

     (d) For so long as the Underwriters are required to deliver a prospectus in connection with the offering and sale of the Warrants contemplated hereby, to file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the Act or requested by the Commission and approved by the Representatives; provided, however, that the Company shall not be required to comply with this Section 7(d) during any period in which the Company has notified the Selling Stockholder and the Representatives that, pursuant to and in accordance with the Registration Rights Agreement between the Company and the Selling Stockholder, dated as of July 31, 1993 and amended as of February __, 1994 (the "Registration Rights Agreement"), the Company is imposing an Information Blackout (as defined in the Registration Rights Agreement) (such period, an "Information Blackout Period"); and provided, further, that the Underwriters shall not offer and sell any Warrants until they shall have received (i) notification from the Company of the expiration of such Information Blackout Period (which Information Blackout Period shall expire as provided in the Registration Rights Agreement) and (ii) any such amendment or supplement has been prepared and filed with the Commission;

     (e) Prior to filing with the Commission (i) for so long as the Underwriters are required to deliver a prospectus in connection with the offering or sale of the Warrants contemplated hereby, any post-effective amendment to the Registration Statement or supplement to the Prospectus (other than documents incorporated by reference therein),
     (ii) prior to the Delivery Date, any document which, upon filing, will become incorporated by reference in the Prospectus or (iii) for so long as the Underwriters are required to deliver a prospectus in connection with the offering or sale of the Warrants contemplated hereby, any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives, the Selling Stockholder, counsel for the Underwriters and counsel for the Selling Stockholder and obtain the consent of the Representatives to the filing (which consent shall not be unreasonably withheld);

     (f) For so long as the Underwriters are required to deliver a prospectus in connection with the offering and sale of the Warrants contemplated hereby, to advise the Selling Stockholder and the Representatives promptly (i) when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Warrants for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

     (g) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification of the Warrants or the Warrant Stock for offering or sale in any jurisdiction, to use its reasonable efforts to obtain the lifting of any such order at the earliest possible time;

     (h) As soon as practicable after the Effective Date, to make generally available to its security holders an earnings statement (which need not be audited), conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the Effective Date;

     (i) Prior to the Effective Date, to apply for the listing of the Warrants on the New York Stock Exchange and to use its best efforts to (i) complete that listing, subject only to official notice of issuance, prior to the Delivery Date and (ii) complete the listing of the Warrant Stock on the New York Stock Exchange, prior to the issuance of such Stock;

     (j) To use its best efforts to qualify the Warrants for offer and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to endeavor to comply with such laws as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Warrants; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (k) For a period of 60 days from the date of this Agreement, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, any shares of Common Stock (other than the shares which may be issuable upon conversion of the Series B Preferred Stock covered by the Registration Statement, the shares issuable upon conversion of any outstanding convertible debt, the Warrant Stock, shares issued pursuant to employee benefit plans, deferred share plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options or warrants), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to employee benefit plans or other agreements between the Company and any employees of the Company consistent with the past practice of the Company), without the prior written consent of the Representatives, which consent shall not be unreasonably withheld (for purposes of this paragraph 7(k), sales of securities by affiliates of the Company in their capacity as agent [^] or in the ordinary course of such
                             --
     affiliate's business shall not be deemed to be sales by the Company);

     (l) To pay the costs incident to the sale, delivery and exercise of the Warrants, and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, and any document incorporated by reference therein, all as provided in this Agreement; the costs of producing and copying this Agreement; the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and the selling group to the members thereof by mail, telex or other means of communication; the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Warrants, any applicable listing or other fees; the fees and expenses of qualifying the Warrants under the securities laws of the several jurisdictions as provided in Section 7(j) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 7 and Section 11, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Warrants which they may sell and the expenses of advertising any offering of the Warrants made by the Underwriters; nothing herein contained is intended as shall be construed to limit the obligation of the Company to pay expenses incurred by the Selling Stockholder not enumerated herein if and to the extent required to be paid by the Company pursuant to the terms of the Registration Rights Agreement.

     8. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Underwriter and the Selling Stockholder and each director or officer of the Selling Stockholder and each person, if any, who controls any Underwriter or the Selling Stockholder within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which such Underwriter, the Selling Stockholder, such director or officer of the Selling Stockholder or such controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, the Selling Stockholder, each such director or officer of the Selling Stockholder and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, Selling Stockholder, director or officer of the Selling Stockholder or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable to any Underwriter in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder or through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement thereto in connection with any sale of Preferred Stock by such Underwriter during an Information Blackout Period; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Preferred Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 7(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter, the Selling Stockholder, directors or officers of the Selling Stockholder or to any controlling person of that Underwriter or the Selling Stockholder.

     (b) The Selling Stockholder will indemnify and hold harmless the Company, each director of the Company and each officer of the Company who signed the Registration Statement, each Underwriter and each person, if any, who controls any Underwriter or the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which such Underwriter, the Company, such director or officer of the Company or such controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Selling Stockholder to the Company specifically for inclusion therein, and shall reimburse each Underwriter, the Company, each director of the Company, each officer of the Company who signs the Registration Statement and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter, the Company, each director of the Company, each such officer of the Company or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. Notwithstanding the provisions of this Section 8(b), the aggregate liability of the Selling Stockholder under this Section 8(b) shall not exceed the proceeds received by the Selling Stockholder from the sale of Warrants under this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any Underwriter, the Company, each director of the Company, each officer of the Company who signs the Registration Statement or to any controlling person of that Underwriter or the Company.

     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Selling Stockholder, each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or the Selling Stockholder or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, the Selling Stockholder and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Selling Stockholder or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Selling Stockholder or any such director, officer or controlling person.

     (d) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this

Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each indemnified party shall have the right to employ separate counsel to represent it (and in the case of the
Underwriters, such separate counsel shall represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8) if, in the reasonable judgment of such indemnified party, it is advisable for such indemnified party and its directors, officers and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided in the preceding paragraphs.

     (e) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company, the Selling Stockholder and the Underwriters with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purposes of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Warrants underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(e) are several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this
Section 8(e) of the notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 8(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in
Section 8(d) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8(e).

     (f) The Underwriters severally confirm that the statements with respect to the public offering of the Warrants set forth on the cover page of the Prospectus Supplement and under the captions "Plan of Distribution" in the Prospectus and "Underwriting" in the Prospectus Supplement are correct and were furnished in writing to the Company by or on behalf of the Underwriters severally for inclusion in the Registration Statement and the Prospectus, and the Company and the Selling Stockholder acknowledge that such statements are the only statements so furnished by the Underwriters.

     (g) The Selling Stockholder confirms that the statements under the caption "Selling Stockholder" in the Prospectus are correct and were furnished in writing to the Company by or on behalf of the Selling Stockholder for inclusion in the Registration Statement and the Prospectus, and the Underwriters and the Company acknowledge that such statements are the only statements so furnished by the Selling Stockholder.

     9. Termination. (a) The obligations of the Underwriters hereunder may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the Warrants, if prior to that time any of the events described in Section 10(i) or 10(j) shall have occurred or if the Underwriters shall decline to purchase the Warrants for any reason permitted under this Agreement;

     (b) The obligations of the Selling Stockholder hereunder may be terminated by the Selling Stockholder by notice given to and received by the Company and the Underwriters prior to delivery and payment for the Warrants, if prior to that time any of the events described in Section 10(i) shall have occurred or if the Selling Stockholder shall decline to sell the Warrants for any reason permitted under this Agreement; and

     (c) If the Company shall impose an Information Blackout Period to begin at any time between the date hereof and the Delivery Date, this Agreement shall terminate without liability to any of the Company, the Selling Stockholder or the Underwriters, and the Selling Stockholder may exercise its registration rights under the Registration Rights Agreement at any time following the expiration of such Information Blackout Period.

     10. Conditions of Underwriters' and Selling Stockholder's Obligations. The respective obligations of the Underwriters and the Selling Stockholder hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Selling Stockholder contained herein, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

     (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 7(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

     (b) Neither any Underwriter nor the Selling Stockholder shall have discovered after the date hereof and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Underwriters their opinion, reasonably satisfactory in all respects to the Underwriters, with respect to this Agreement, the Warrant Agreement, the Warrants, the Warrant Stock, the Registration Statement and the Prospectus, and all other legal matters as the Representatives shall reasonably request and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Charles O. Prince, III, General Counsel of the Company, shall have furnished to the Representatives and to the Selling Stockholder his opinion addressed to the Underwriters and to the Selling Stockholder and dated the Delivery Date to the effect that:

          (i) The Company and each of its Significant Subsidiaries have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than the jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole); the Company and each of its Significant Subsidiaries have all power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Prospectus;

         (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the shares of Warrant Stock have been duly and validly authorized and reserved for issuance upon the exercise of the Warrants, and, when issued and delivered in accordance with the terms of the Warrant Agreement and upon exercise will be duly and validly issued, fully paid and non-assessable;

        (iii) The Common Stock (including the Warrant Stock) conforms in all material respects as to legal matters to the description of the Common Stock of the Company contained in the Prospectus under the caption "Description of Offered Securities"; the Warrants conform in all material respects as to legal matters to the description of the Warrants under the caption "Description of Offered Securities"; and the statements made in the Prospectus under the captions "Description of Capital Stock" and "Description of Offered Securities" insofar as they purport to summarize the terms of the Company's capital stock (including the Warrants), fairly present in all material respects the information called for with respect thereto by the Rules and Regulations;

         (iv) To the best of such counsel's knowledge, except for rights pursuant to the Registration Rights Agreement and except for rights under any contract, agreement or understanding which have been waived prior to the date hereof, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

          (v) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

         (vi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (except that no opinion need be expressed as to the financial statements and other financial and statistical information contained therein) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; and the documents incorporated by reference in the Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (except that no opinion need be expressed as to the financial statements and other financial and statistical information contained therein), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange

          Act and the rules and regulations of the Commission thereunder;

        (vii) To the best of such counsel's knowledge, except as disclosed in the Registration Statement or the Prospectus, there are no legal or governmental proceedings or investigations pending or threatened against the Company or any of its subsidiaries or of which any property or assets of the Company or any of its is the subject which, if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries;

       (viii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

         (ix) To the best of such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument (except, in the case of any such material agreement, indenture or instrument, for any such violation or default which would not have a material adverse effect on the Company and its subsidiaries taken as a whole);

          (x) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Warrant Agreement and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by the Company for the due and proper authorization and issuance of the Warrant Stock has been duly and validly taken;

         (xi) This Agreement and the Warrant Agreement have each been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Warrant Agreement, the exchange of the Selling Stockholder Warrant for the Warrants, and the issuance and delivery of the Warrants and the Warrant Stock and the consummation of the transactions contemplated hereby and thereby by the Company do not conflict with, and will not result in the creation or imposition of any lien, charge or encumbrance upon or preemptive rights with respect to any of the assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, or constitute a material default under, any agreement, indenture or instrument listed as an exhibit to the Registration Statement to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound, except where such conflict, lien, charge, encumbrance, preemptive right or default would not have a material adverse effect on the Company and its Significant Subsidiaries taken as a whole, and will not result in a violation of the corporate charter or by-laws of the Company or any of its Significant Subsidiaries or, to such counsel's knowledge, any material statute or any material order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property the effect of which conflict, lien, charge, encumbrance, default or violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company or the Company and its subsidiaries taken as a whole; and except for such consents, approvals, authorizations or filings as may be required under all applicable insurance laws and regulations, no other consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Warrant Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, except such as may be required by the Act, the Exchange Act, applicable state securities laws, or the New York Stock Exchange or except where the failure to obtain such consent, authorization or order, or to effect such filing or registration, would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and

        (xii) The Company is not an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

          In rendering such opinion, such counsel may (i) state that his opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Representatives and to the Selling Stockholder a written statement (which may be included in such opinion), addressed to the Underwriters and to the Selling Stockholder and dated the
Delivery Date, in form and substance satisfactory to the Representatives and to the Selling Stockholder to the effect that
(x) such counsel is general counsel to the Company, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead him to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or
(II) any document incorporated by reference in the Prospectus, when it was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of Capital Stock" and " Description of Offered Securities", insofar as such statements relate to the

Warrants, the Warrant Stock or the Common Stock and concern legal matters.

     (e) The Selling Stockholder shall have furnished to the Representatives and, with respect only to paragraphs (i) and
     (ii) below, to the Company, a written opinion of Louise M. Parent, its general counsel, addressed to the Underwriters and to the Company, with respect only to paragraphs (i) and
     (ii) below, and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The Selling Stockholder has been duly organized and is validly existing and in good standing under the laws of New York; the Selling Stockholder has all necessary, power and authority to execute and deliver this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or result in a violation of any material statute or a violation of any material order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Selling Stockholder, the effect of which conflict, lien, charge, encumbrance, default or violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Selling Stockholder; and, except for the registration of the Warrants and the Warrant Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws, and the New York Stock Exchange in connection with the purchase of the Warrants by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required to be made, obtained or filed by the Selling Stockholder for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

         (ii)  This  Agreement  has   been  duly  authorized  and
          executed and delivered by  or on behalf of  the Selling
          Stockholder;

        (iii) Immediately prior to the Delivery Date, (i) to such counsel's knowledge, the Warrants to be sold by the Selling Stockholder under this Agreement were owned by the Selling Stockholder free and clear of all liens, encumbrances, equities or claims (other than those arising pursuant to this Agreement), and (ii) the Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver such Warrants to be sold by the Selling Stockholder hereunder; and

         (iv) Upon delivery to the Underwriters of the Warrants registered in the name of the Selling Stockholder and endorsed in blank by the Selling Stockholder, the Underwriters have acquired all of the Selling

          Stockholder's rights in the Warrants to be sold by the Selling Stockholder on the Delivery Date under this Agreement, free and clear of any adverse claims, assuming that each of the several Underwriters has purchased such Warrants in good faith and without notice of any such adverse claims within the meaning of the Uniform Commercial Code as in effect in the State of New York.

          In rendering such opinion, such counsel may (i) state that her opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the Business Corporation Law of the State of New York and (ii) in rendering the opinions in Sections 11(e)(iii) and (iv) above, rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Warrants sold by the Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that she believes that both the Underwriters and she are justified in relying upon such certificate. In rendering the opinion in Sections 11(e)(iii) and (iv) above, such counsel may assume that the Warrants have been duly and validly authorized and issued by the Company, are fully paid and non-assessable, are not subject to any preemptive rights or other rights to subscribe for or purchase the Warrants granted to any holder on the date thereof of any outstanding shares of capital stock of the Company and are subject to no liens, encumbrances, equities or claims created by the Company or the Underwriters. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel is general counsel to the Selling Stockholder and has acted as counsel to the Selling Stockholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead her to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to the Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to the Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

     (f) The Company shall have furnished to the Selling Stockholder and the Representatives a letter (used in this paragraph, the "comfort letter") of KPMG Peat Marwick addressed to the Selling Stockholder and the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date thereof, the conclusions and findings of such firm with respect to the financial information and other matters as have been reasonably requested by the Representatives to be included in such comfort letter.

     (g) The Company shall have furnished to the Selling Stockholder and to the Representatives a certificate, dated the Delivery Date, of its Chairman of the Board, any Vice Chairman, its President or a Vice President and its chief financial officer or treasurer stating that:

          (i) The representations, warranties and agreements of the Company in Section 1 are true and correct in all material respects as of such date; the Company has complied in all material respects with all its agreements contained herein and the conditions set forth in Section 10(a) have been fulfilled; and

         (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion,
          (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

     (h) The Selling Stockholder shall have furnished to the Representatives and to the Company a certificate, dated the Delivery Date, signed on its behalf by its Chairman, President or a Vice President and its Treasurer or an Assistant Treasurer or its Secretary, stating that the representations, warranties and agreements of the Selling Stockholder in Section 2 and, with respect to the Company, in paragraph (a) and (d) of Section 2 are true and correct as of the Delivery Date and the Selling Stockholder has complied with all its agreements contained herein to be performed at or prior to the Delivery Date.

     (i) Since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change, or any development involving a prospective change, in or affecting the business, properties, financial condition, results or operations of the Company or the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case, is, in the judgment of Lehman Brothers Inc., so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Warrants being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

     (j)  Subsequent  to  the  execution  and  delivery  of  this
     Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York state authorities,
     (iii)  the  United  States  shall  have  become  engaged  in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Warrants being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters and to counsel for the Selling Stockholder and, to the extent delivered to the Company pursuant to paragraphs (e) and (h) of Section 10, to counsel for the Company.

     11. Reimbursement of Underwriters' Expenses. If (a) notice shall have been given pursuant to Section 12(a) preventing this Agreement from becoming effective, (b) the Selling Stockholder shall fail to tender the Warrants for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Warrants for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9(a)), the Company and the Selling Stockholder shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Warrants, and upon demand the Company and the Selling Stockholder shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 4 by reason of the default of one or more Underwriters, neither the Company nor the Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses. If this Agreement is terminated pursuant to Section 9(c), neither the Company nor the Selling Stockholder shall be obligated to reimburse the expenses of any Underwriter. Nothing herein shall affect the rights of the Selling Stockholder or the Company under the Registration Rights Agreement including, without limitation, with respect to obligations of reimbursement of Underwriters' expenses.

     12.   Notices, etc.   All statements, requests,  notices and
agreements hereunder shall be in writing, and:

     (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
     President; and

     (c) if to the Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to American Express Company, American Express Tower, World Financial Center, New York, New York 10285, Attention: General Counsel;

provided, however, that any notice to an Underwriter  pursuant to
Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the

Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives, and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholder.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter (as used herein "control" and "controlling" shall be within the meaning of Section 15 of the
Act) and for the benefit of the person or persons, if any, controlling the Selling Stockholder; (b) the indemnity agreement of the Underwriters contained in Section 8 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, the Selling Stockholder and any person or persons controlling the Company or the Selling Stockholder; (c) the representations, warranties, indemnities and agreements of the Selling Stockholder contained in this Agreement shall be deemed to be for the benefit of the person or persons, if any, controlling the Underwriters; and (d) the indemnities of the Selling Stockholder and the representations of the Selling Stockholder contained in Section 2(a) and 2(d) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons controlling the Company.
Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or on behalf of them respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Warrants and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15.  Certain  Definitions.  For purposes  of this Agreement,
(a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" and "significant subsidiary" have the respective meanings set forth in Regulation S-X of the Rules and Regulations.

     16. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

     17.    Headings.    The headings  herein  are  inserted  for
convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                         Very truly yours,

                         THE TRAVELERS INC.



                         By
                            --------------------------------------
                            Title:

                        THE SELLING STOCKHOLDER:

                        AMERICAN EXPRESS COMPANY



                         By
                            --------------------------------------
                            Title:

Accepted:

SMITH BARNEY SHEARSON INC.
LEHMAN BROTHERS INC.
As Representatives of the several
  Underwriters named in Schedule 1

By:  LEHMAN BROTHERS INC.


By
  --------------------------------------
    Authorized Representative

                            SCHEDULE 1




                                               Number of
                  Underwriter                   Warrants
                  -----------                   --------


 Smith Barney Shearson Inc.  . . . . . . . .
 Lehman Brothers Inc.    . . . . . . . . . .


                                               ---------
          Total  . . . . . . . . .             =========

                            SCHEDULE 2


             Significant Subsidiaries of the Company
             ---------------------------------------


             CC Holdings, Inc.
             Commercial Credit Company
             Associated Madison Companies, Inc.
             The Travelers Insurance Group, Inc.
             The Travelers Insurance Company
             Primerica Insurance Holdings, Inc.
             Primerica Life Insurance Company
             The Travelers Indemnity Company

             Smith Barney Shearson Holdings Inc.
             Smith Barney Shearson Inc.